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                                                                   EXHIBIT 10.13

                                                                  EXECUTION COPY

                    MASTER ADMINISTRATIVE SERVICES AGREEMENT

                  This MASTER ADMINISTRATIVE SERVICES AGREEMENT (the "Agreement"), dated as of March 23, 2004 (the "Effective Date"), is entered into by and among CALPINE GENERATING COMPANY, LLC, a Delaware limited liability company ("CalGen"), CalGen Finance Corp., a Delaware corporation ("Finance Corp."), and the other direct or indirect, wholly-owned subsidiaries of CalGen, as listed on Appendix A, from time to time party hereto (each a "Subsidiary" and, together with CalGen and Finance Corp., the "Companies"), and CALPINE ADMINISTRATIVE SERVICES COMPANY, INC., a Delaware corporation, as the administrative agent hereunder (the "Administrative Agent").

                                    RECITALS

                  WHEREAS, each Company desires to enter into this Agreement with the Administrative Agent pursuant to which the Administrative Agent shall provide the Services with respect to such Company, as more fully described below; and

                  WHEREAS, each Subsidiary is a direct or indirect, wholly-owned subsidiary of CalGen, and certain of the Subsidiaries, identified as "Facility Owners" on Appendix A, own gas-fired simple or combined-cycle electric generation facilities (each a "Facility") described on Appendix A hereto; and

                  WHEREAS, the Companies and the Administrative Agent have agreed to set forth their agreement regarding the Services to be provided for each Company in this single Agreement, provided that this Agreement shall apply separately and independently to each Company, as described below; and

                  WHEREAS, CalGen has agreed to cause each Subsidiary acquired by CalGen after the Effective Date to become a party to this Agreement by executing a Joinder to this Agreement in the form attached as Appendix B hereto; and

                  WHEREAS, CalGen intends to enter into certain Indentures (the "Indentures") among CalGen, Finance Corp. and Wilmington Trust FSB, as trustee (the "Trustee"), as well as certain other Security Agreements (as defined in the Indenture);

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other valuable consideration, the parties hereto agree as follows:

                                    ARTICLE 1

                       DEFINITIONS; RULES OF CONSTRUCTION

                  SECTION 1.1. Definitions. Unless otherwise specified, capitalized terms used but not defined herein have the respective meanings assigned to such terms in the Indentures.

                  "Affiliate" means with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such Person. For purposes of the foregoing definition, "control" means (i) the direct or indirect ownership of fifty percent (50%) or more of the outstanding capital stock or other securities or equity interests having ordinary voting power to elect the board of directors, managing general partner or similar managing authority or (ii) the power to direct the management of such Person.

                  "Bankruptcy Event" shall be deemed to occur, with respect to any Person, if that Person shall institute a voluntary case seeking liquidation or reorganization under the Bankruptcy Law, or shall consent to the institution of an involuntary case thereunder against it; or such Person shall file a petition or consent or shall otherwise institute any similar proceeding under any other applicable Federal or state law, or shall consent thereto; or such person shall apply for, or by consent or acquiescence there shall be an

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appointment of, a receiver, liquidator, sequestrator, trustee or other officer with similar powers for such Person, or any substantial part of its assets; or such Person shall make an assignment for the benefit of its creditors; or such Person shall admit in writing its inability to pay its debts generally as they become due; or if an involuntary case shall be commenced seeking liquidation or reorganization of such Person under the Bankruptcy Law or any similar proceedings shall be commenced against such Person under any other applicable Federal or state law and (i) the petition commencing the involuntary case is not timely controverted, (ii) the petition commencing the involuntary case is not dismissed within 60 days of its filing, (iii) an interim trustee is appointed to take possession of all or a portion of the property, and/or to operate all or any part of the business of such Person and such appointment is not vacated within 60 days, or (iv) an order for relief shall have been issued or entered therein; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee or other officer having similar powers, of such Person or all or a part of its property shall have been entered; or any other similar relief shall be granted against such Person under any applicable Federal or state law.

                  "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

                  "Indemnitees" of a party means each of its Affiliates and permitted assignees, such party's lenders, and each of the officers, directors, employees, agents, partners and shareholders of the party and its Affiliates, permitted assignees and lenders.

                  "Laws" means all laws, statutes, rules, regulations, orders and ordinances or specified standards or objective criteria contained in any applicable license, permit or approval, or other legislative or administrative act, of the United States of America or any state, agency, department, authority, political subdivision or other instrumentality thereof, or a decree, judgment or order of a court from time to time in effect, including but not limited to those governing wages, hours, employment discrimination and safety, laws regarding workers' compensation, disability laws and employee benefit laws and including any applicable engineering, construction, safety or electrical generation code.

                  "Person" means any natural person, corporation, partnership, limited liability company, firm or other entity.

                  "Prudent Engineering and Operating Practices" means those practices, methods, equipment, specifications and standards of safety and performance, as the same may change from time to time, as are commonly used by independent operators of electric generation stations of a type and size similar to those constituting the applicable Facility as good, safe and prudent engineering practices in connection with the operation, maintenance, repair and use of gas turbines, electrical generators and other equipment and facilities with commensurate standards of safety, performance, dependability, efficiency and economy. Prudent Engineering and Operating Practices are not intended to be limited to the optimum practice or method to the exclusion of others, but rather to be a spectrum of possible but reasonable practices and methods.

                  "Reference Rate" means the "prime rate" as published in The Wall Street Journal from time to time.

                  SECTION 1.2. Rules of Construction. As used in this Agreement, the terms "herein," "herewith," and "hereof" are references to this Agreement, taken as a whole, the term "includes" or "including" shall mean "including, without limitation," and references to a "Section," "subsection," "clause," "Article," "Exhibit," "Appendix," or "Schedule" shall mean a Section, subsection, clause, Article, Exhibit, Appendix or Schedule of this Agreement, as the case may be, unless in any such case the context requires otherwise. All references to a given agreement, instrument or other document shall be a reference to that agreement, instrument or other document as modified, amended, supplemented and restated through the date as of which such reference is made, and reference to a Law includes any amendment or modification thereof. The singular shall include the plural and the masculine shall include the feminine and neuter, and vice versa. Where the words "required," "approved," "satisfactory," "determined,"

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"acceptable," "decision" or words of like import are used in this Agreement, action by the Company is indicated unless the context clearly indicates otherwise.

                  SECTION 1.3 Appendices and Exhibits. This Agreement consists of this document itself and the following Appendices which are specifically made a part hereof by reference:

                  APPENDIX A Subsidiaries

                  APPENDIX B Form of Joinder

                  SECTION 1.4 Conflicting Provisions. In the event of any conflict between this document and any Appendix, schedule or exhibit hereto, the terms and provisions of this document, as amended from time to time, shall control. Subject to the foregoing, the several instruments forming part of this Agreement are to be taken as mutually explanatory of one another and in the case of ambiguities or discrepancies within or between such parts the same shall be explained and adjusted by the issuance of a written instruction by CalGen.

                                    ARTICLE 2

                              APPOINTMENT; SERVICES

                  SECTION 2.1 Appointment.

                  (a) Subject to Sections 2.1(b) and 2.1(c) below, each Company hereby appoints and retains the Administrative Agent to be and act as its agent to do and perform, throughout the Term, the Services for such Company, on the terms and conditions of this Agreement. The Administrative Agent hereby accepts such appointment and agrees to perform the Services in accordance with the terms and conditions of this Agreement. As agent for each Company, the Administrative Agent is authorized to act for such Company in its own name or in the name of such Company, as deemed necessary or advisable by the Administrative Agent

                  (b) This Agreement, including all Appendices, as applicable, exhibits and attachments, shall constitute a separate contract between each Company and the Administrative Agent. The obligations and liabilities of the Administrative Agent and each Company are independent of the obligations and liabilities of the Administrative Agent and the other Companies, and events giving rise to the termination of this Agreement by any Company shall not entitle the Administrative Agent or any other Company to terminate this Agreement with respect to itself or any other Company. The Administrative Agent and each Company agree that, upon the reasonable request of either party, they will execute separate, individual administrative services agreements with respect to such Company on the same terms and conditions (modified as necessary to reflect the fact that only one Company is covered) as are set forth in this Agreement.

                  (c) CalGen shall have the right to add additional Subsidiaries to this Agreement by causing each such Subsidiary to sign a Joinder to this Agreement in the form attached as Appendix B hereto. If CalGen sells or otherwise transfers a Subsidiary such that such Subsidiary is no longer owned by a Subsidiary (or sells or otherwise transfers a Subsidiary, such that such Subsidiary is no longer a direct or indirect wholly-owned subsidiary of CalGen), this Agreement shall not apply to such Subsidiary from and after the effective date of such sale or transfer, and, except as otherwise expressly provided herein (including under Article 9), CalGen, the applicable Subsidiary and the Administrative Agent will be released from all future liabilities, and will no longer have any obligations, hereunder with respect to such Subsidiary.

                  SECTION 2.2 Services. Subject to the terms of this Agreement (including Section 2.1), the Administrative Agent shall perform, or cause to be performed, on behalf of each of each Company, all customary and reasonable administrative services provided by owners or operators of electric generation facilities similar to the Facilities (the "Services"), including, without limitation, accounting,

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auditing, financial reporting, budgeting and forecasting, tax, cash management, review of significant operating and financial matters, contract administrative services, invoicing, computer and information services, and such other administrative and regulatory filing services as directed by the applicable Company. Without limiting the foregoing, from and after the Effective Date, the Administrative Agent shall provide the following Services to each Company:

                  (a) maintain its books and records in accordance with such Company's constitutive documents (including, as applicable, its certificate of incorporation, by-laws, limited liability company operating agreement and/or partnership agreement), the Indenture, good business practice, Internal Revenue Service regulations, applicable law, and generally accepted accounting principles and retain and oversee independent auditors to review such books and records on an annual basis;

                  (b) provide cash management services, including (i) establishing bank accounts, (ii) investing and transferring funds and
         (iii) effecting payments in accordance with any contracts, agreements or other arrangements applicable to the Company, including, as applicable, the Index Based Gas Sale and Power Purchase Agreement, the WECC Fixed Price Gas Sale and Power Purchase Agreement (together, the "CES Power Purchase Agreements"), any other power purchase agreements (whether with an unrelated third party or an Affiliate of such Company) including for steam or electric energy to which such Company is or may in the future be, a party (collectively with the CES Power Purchase Agreements, the "Power Purchase Agreements");

                  (c) provide accounting services related to the development and implementation of financial controls and systems, including the administering of the proceeds of the issuance of the Notes and the Term Loans;

                  (d) exercise all rights and administer all obligations of such Company under the Indenture, the Term Loan Agreement, the Revolving Credit Agreement and the Security Agreements, including, without limitation, taking all actions necessary or desirable in order to perfect and maintain the perfection and priority of security interests granted by such Company to its lenders or creditors over any assets of such Company;

                  (e) exercise all rights and perform all of the administrative obligations of such Company under each Power Purchase Agreement to which it is a party, including, without limitation, serving as such Company's point-of-contact, coordinating the exercise of such Company's rights and the performance of its obligations under such Power Purchase Agreements, providing and receiving notices in accordance with the terms thereof, and resolving all disputes and coordinating the resolution of disputes (including arbitration proceedings) thereunder;

                  (f) to the extent that amounts are available from the Company, pay (or arrange for payment by the Collateral Agent of) all fees, debts and obligations (including taxes) incurred or payable by or on behalf of the Company;

                  (g)      provide tax-related services;

                  (h) make and prosecute, or cause to be made or prosecuted, such filings and reports, keep such records, and take or cause to be taken such other actions as may be necessary and lawful to maintain the existence and good standing of such Company and to ensure the compliance by such Company with all applicable laws, regulations, authorizations, and orders of government agencies (including, without limitation, the preparation and/or filing of any reports required to be made on behalf of such Company with the Federal Energy Regulatory Commission); and

                  (i) do and perform such other acts as may be mutually agreed to by the Administrative Agent and the Company from time to time.

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Notwithstanding anything to the contrary contained in this Section 2.2 or elsewhere in this Agreement, the Administrative Agent agrees that it will (a) not take (or fail to take), any action the taking of which (or the failure to take) could reasonably be expected to cause the applicable Company to violate any negative covenant contained in any of the Indentures, the Term Loan Agreements or the Revolving Credit Agreement and (b) submit for approval to the appropriate officers, members or partners of the applicable Company all proposed actions of or on behalf of such Company the approval of which by such officers, members or partners is required by the constitutive documents of such Company.

                  SECTION 2.3 Standard of Services. The Administrative Agent shall perform the Services for each Company in all respects in accordance with:
(i) all applicable Laws, (ii) applicable Prudent Engineering and Operating Practices, (iii) as to each Subsidiary, such Subsidiary's and its Facility's regulatory status, as applicable, (iv) all safety, fire protection and other requirements of each Company's insurance policies, (v) the applicable requirements of any Power Purchase Agreements, and (vi) any warranties related to the Facilities.

                                    ARTICLE 3

                                  COMPENSATION

                  SECTION 3.1 Compensation. The Administrative Agent shall be compensated for the Services on a cost reimbursable basis, including reasonable overhead costs.

                  SECTION 3.2 Reimbursable Expenses. The Administrative Agent shall be reimbursed for all costs (including internal costs of the Administrative Agent and its Affiliates and amounts paid to third parties) incurred for Services, to the extent paid and without duplication (the "Reimbursable Expenses"). In lieu of making direct payment itself of any costs or expenses that would constitute Reimbursable Expenses owed to suppliers, vendors, service providers or other third parties for goods and services provided to the Companies in connection with the Services hereunder, the Administrative Agent may request that CalGen (as to Reimbursable Expenses incurred in respect of it, any Subsidiary or any Facility), or any other Company (as to Reimbursable Expenses incurred in respect of Services provided to it or, if applicable, its Facility), pay such costs and expenses directly to such suppliers, vendors, service providers and other third parties, in which event CalGen or such other Company, as applicable, shall do so in a timely manner. The Administrative Agent shall give CalGen or the other Company, as applicable, not less than 30 days prior written notice in the event it requests such direct payment and shall review and approve all invoices from suppliers, vendors, service providers and other third parties prior to submitting them to CalGen or any other Company for payment. No amounts directly paid by any Company as provided in this Section 3.2 may be recovered by the Administrative Agent.

                                    ARTICLE 4

                                     PAYMENT

                  SECTION 4.1 Invoices. Within ten days after the last day of each six-month anniversary of the Effective Date during the Term, the Administrative Agent shall send each Company an invoice setting forth in reasonable detail the Administrative Agent's compensation for Services provided to such Company for such preceding month, accompanied by such supporting documentation and additional data as such Company may reasonably request.

                  SECTION 4.2 Payment. Subject to Section 4.3, within 20 days following the date the Company receives an invoice under Section 4.1, such Company (or, if a Subsidiary, either such Subsidiary or CalGen on behalf of such Subsidiary) shall pay to the Administrative Agent the undisputed amount of the invoice. All payments to the Administrative Agent shall be made by wire transfer to the account of the Administrative Agent, or such other depository as the Administrative Agent shall designate by written notice to such Company and CalGen. Any amounts owing from the Administrative Agent to such

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Company hereunder may at such Company's option be credited against amounts owing by such Company to the Administrative Agent hereunder.

                  SECTION 4.3 Notice of Payment Disputes. Notwithstanding the foregoing, if prior to the expiration of the applicable period for payment referenced in Section 4.2, a Company disputes that the quality of any Services provided to it or to a Facility owned, directly or indirectly, by such Company (payment for which Services is being requested from such Company) is in accordance with this Agreement, such Company (or, if a Subsidiary, either such Subsidiary or CalGen on behalf of such Subsidiary) shall, prior to the expiration of such period, provide the Administrative Agent with written notice identifying the basis for such dispute. Thereafter, the payment of such disputed amounts shall be deferred until such dispute has been resolved.

                  SECTION 4.4 Late Payments. If there is a dispute about any amount invoiced by the Administrative Agent, the amount not in dispute shall be promptly paid as described in this Article 4. Any disputed amounts which are ultimately determined to have properly payable, as well as any undisputed amounts not paid when due, shall be paid with interest at the lower of (a) the Reference Rate plus two percent, or (b) the highest rate permitted under applicable law.

                  SECTION 4.5. Audit. The Administrative Agent shall, throughout the Term of this Agreement and for 36 months following the expiration or earlier termination hereof with respect to a Company, maintain readily accessible books and records of the Reimbursable Expenses for such Company (including copies of supporting invoices) incurred in connection with this Agreement. Each Company may, from time to time and upon reasonable notice to the Administrative Agent, review (or cause its auditors to review), such books and records.

                                    ARTICLE 5

                           RESPONSIBILITIES OF COMPANY

                  SECTION 5.1 Items to be Furnished by Company. Each Company shall furnish, or cause to be furnished, to the Administrative Agent, at such Company's expense, such information, documentation, services, materials and other items with respect to such Company (or any applicable Facility), together with such other items that are not required to be provided by the Administrative Agent hereunder and which are reasonably requested by the Administrative Agent to perform the Services for the applicable Company and to otherwise fulfill its obligations under this Agreement. All such items shall be made available at such times and in such manner as may be required for the expeditious and orderly performance of the Services by the Administrative Agent.

                  SECTION 5.2 Remedies for Breach of Section 5.1. In the event of a breach by a Company of any of its obligations under Section 5.1, the Administrative Agent shall be entitled to suspend its performance hereunder with respect to such Company (but only for such Company) to the extent prevented or restricted in performing its Services for such Company by such breach until such breach has been cured. The Administrative Agent shall not be entitled to terminate this Agreement with respect to such Company on account of a breach of Company's obligations under Section 5.1 unless continued performance of this Agreement by the Administrative Agent with respect to such Company could violate any applicable Law or could reasonably be expected to subject the Administrative Agent to unreasonable liability.

                                    ARTICLE 6

                             INDEPENDENT CONTRACTOR

                  SECTION 6.1 The Administrative Agent shall be an independent contractor with respect to the performance of the Services hereunder for each Company. Neither the Administrative Agent nor its employees, subcontractors, vendors or suppliers, or the employees of any such parties employed in

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Company administrative operations, shall be deemed to be agents, representatives, employees, or servants of a Company, except to the extent of any express agency created hereunder pursuant to the authority granted to the Administrative Agent under Article 2. Except as otherwise expressly provided herein, this Agreement shall not constitute the Administrative Agent as the legal representative or agent of any Company, nor shall the Administrative Agent have the right or authority to assume, create or incur any liability or obligation, express or implied, against, in the name of, or on behalf of any Company or its members, partners, officers or parents. This Agreement is not intended to create, and shall not be construed to create, a relationship of partnership or an association for profit between any Company and the Administrative Agent.

                                    ARTICLE 7

                              TERM AND TERMINATION

                  SECTION 7.1 Term. This Agreement shall become effective on the Effective Date and, if not earlier terminated pursuant to this Article 7, shall continue for 10 years (the "Term"), and shall thereafter continue for successive one-year renewal terms; provided that the Term shall not be so renewed as to any or all of the Companies if, no less than 30 days prior to the end of the Term or any one-year renewal term thereafter, (a) any Company or the Administrative Agent provides the other with a written notice of nonrenewal (in which case this Agreement shall not be renewed as to such Company) or (b) as to all of the Companies if CalGen or the Administrative Agent provides the other and all of the other Companies with a written notice of nonrenewal (in which case this Agreement shall not be renewed as to all Companies).

                  SECTION 7.2 Termination.

                  (a) This Agreement may be terminated by any Company with respect to itself, or by CalGen with respect to itself and all the
         Subsidiaries: (i) at any time on 90 days' written notice to the Administrative Agent and the payment to Administrative Agent of all outstanding amounts owed to Administrative Agent under this Agreement by CalGen or such Company, or CalGen and all the Subsidiaries, as applicable, or (ii) upon the bankruptcy, insolvency or liquidation of the Administrative Agent.

                  (b) The Administrative Agent and any Company may terminate this Agreement in accordance with the terms of Section 8.2.

                  (c) Notwithstanding the provisions of this Section 7.2, the termination of this Agreement shall not in any manner change or excuse the obligations of the Administrative Agent under this Agreement arising prior to such termination.

                                   ARTICLE 8

                               EVENTS OF DEFAULT

                  SECTION 8.1 Event of Default. An Event of Default shall mean with respect to any party (the "Defaulting Party"):

                  (a) The failure by the Defaulting Party to make, when due, any payment required hereunder if such failure is not remedied within ten Business Days after written notice of such failure is given to the Defaulting Party by (i) if the Defaulting Party is the Administrative Agent, the applicable Company and (ii) if the Defaulting Party is a Company, the Administrative Agent;

                  (b) Any representation or warranty made by the Defaulting Party herein shall prove to have been false or misleading in any material respect when made;

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                  (c)      The failure by the Defaulting Party to perform any
         material covenant set forth in this Agreement, other than (i) a default with respect to a payment obligation, which is subject to Section 8.1(a) above and (ii) if the Defaulting Party is a Company, a default with respect to Section 5.1, the sole remedy for which is set forth in
         Section 5.2; and

                  (d) The occurrence of a Bankruptcy Event with respect to the Defaulting Party.

                  SECTION 8.2 Termination Right. Upon an Event of Default, the Administrative Agent (if the Defaulting Party is a Company), or the applicable Company (if the Defaulting Party is the Administrative Agent) (in each case, the "Non-Defaulting Party") may terminate this Agreement by notice to the Defaulting Party.

                                    ARTICLE 9

                    INDEMNIFICATION; LIMITATION OF LIABILITY

                  SECTION 9.1 Administrative Agent Indemnification. Subject to Sections 9.3 and 9.4, the Administrative Agent shall, with respect to each Company, defend, indemnify and hold such Company and its Indemnitees harmless from and against any and all claims, actions, damages, expenses (including reasonable attorneys' fees), losses or liabilities incurred by or asserted against such Company or its Indemnitees, and any and all fees or penalties incurred by such Company or its Indemnitees, to the extent that such claims, actions, damages, expenses, losses, liabilities, are caused by the Administrative Agent's breach of this Agreement or the negligence or willful misconduct of the Administrative Agent, its Affiliates, employees, partners, agents, officers or directors.

                  SECTION 9.2 Company Indemnification. Each Company shall defend, indemnify and hold the Administrative Agent and its Indemnitees harmless from and against any and all claims, actions, damages, expenses (including reasonable attorneys' fees), losses or liabilities incurred by or asserted against the Administrative Agent or its Affiliates, officers, directors, employees or agents with respect to such Company to the extent that such claims, actions, damages, expenses, losses or liabilities are caused by the negligence or willful misconduct of such Company, its employees, partners, agents, officers or directors.

                  SECTION 9.3 Limitation of Liability. Notwithstanding any provision in this Agreement to the contrary, no party nor its Indemnitees shall be liable hereunder for consequential or indirect loss or damage, including loss of project revenues, cost of capital, loss of goodwill, increased operating costs, or any other special, incidental or punitive damages; provided, however, that the foregoing limitation shall not apply to damages resulting from the willful misconduct of a party hereto; provided, further that nothing in this sentence shall limit the obligations of each Company and the Administrative Agent under this Article 9 to indemnify the other party with respect to claims by third parties otherwise covered by the provisions of this Article 9. The Administrative Agent's maximum cumulative liability under this Agreement with respect to a particular Company, including liability for matters resulting from the Administrative Agent's breach of this Agreement with respect to such Company, shall be limited to $50,000 with respect to each Company during each calendar year in which liability is sought to be imposed; provided, however, that the foregoing limitation of liability shall not apply to damages resulting from the Administrative Agent's willful misconduct, and provided further that the Administrative Agent shall not be liable to the extent that a liability is covered by the proceeds collected under any policy of insurance then in force with respect to the Services performed for such Company, with respect to which the insurer has waived subrogation against the Administrative Agent (which proceeds shall be applied directly to satisfy the Administrative Agent's liability under this Agreement). The parties agree that, except for such liability, each Company's only remedy for breach of this Agreement by the Administrative Agent shall be to terminate this Agreement pursuant to Section
7.2. The parties further agree that the waivers and disclaimers of liability, indemnities, releases from liability, and limitations on liability expressed in this Agreement shall survive termination or expiration of this Agreement with respect to any Company, and shall apply (unless otherwise expressly indicated), whether in contract, equity, tort or otherwise, even in the event of the fault, negligence, including sole negligence, strict liability, or breach of warranty of the party

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indemnified, released or whose liabilities are limited, and shall extend to the partners, principals, directors, officers and employees, agents and related or affiliated entities of such party, and their partners, principals, directors, officers and employees.

                  SECTION 9.4 Limitations on Recourse. The obligations of the parties under this Agreement are obligations of the parties only, and no recourse shall be available against any officer, director, employee, agent, stockholder, member or partner of a party or its Affiliates. In addition, recourse against a Company with respect to this Agreement is limited to such Company's tangible and intangible assets, the revenue and income produced thereby and the proceeds of any of the foregoing.

                  SECTION 9.5 Survival. The provisions of this Article 9 shall survive termination, cancellation or expiration of this Agreement with respect to any Company.

                                   ARTICLE 10

                                PROPRIETARY DATA

                  SECTION 10.1 The Administrative Agent and each Company agree to hold confidential and proprietary, except as may be reasonably necessary from time to time to perform the Services hereunder, any proprietary or trade secret information supplied to the other, or designated as confidential. The provisions of this Article 10 shall not apply to information within any one of the following categories or any combination thereof: (a) information which was in the public domain prior to the receipt thereof or which subsequently becomes part of the public domain by publication or otherwise except by the recipient's wrongful act; (b) information which the recipient demonstrates was lawfully in his possession prior to receipt thereof through no breach of any confidentiality obligation; (c) information received from a third party having no obligation of confidentiality with respect thereto; or (d) information required to be divulged pursuant to law or court order.

                                   ARTICLE 11

                                  MISCELLANEOUS

                  SECTION 11.1 Representations and Warranties. Each party represents and warrants to each other party that: (a) such party has the full power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby; (b) the execution and delivery of this Agreement by such party and the consummation by such party of the transactions contemplated hereby have been duly authorized by all requisite corporate or other action, and this Agreement has been duly executed and delivered by such party, enforceable against it in accordance with the terms hereof, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditor's rights generally and to general principles of equity; (c) no authorization, consent, approval or order of, notice to, or registration, qualification, declaration or filing with, any governmental authority, is required for the execution, delivery and performance by such party of this Agreement or the consummation by such party of the material transactions contemplated hereby, other than regulatory and similar approvals needed for the operation of the Facilities, as applicable, and (d) none of the execution, delivery and performance by such party of this Agreement, the compliance with the terms and provisions hereof, and the consummation of the transactions contemplated hereby, conflicts or will conflict with or result in a breach or violation of any of the terms, conditions, or provisions of any law, governmental rule or regulation or the charter or certificate of formation, as amended, or bylaws, as amended, of such party or any applicable order, writ, injunction, judgment, or degree of any court or governmental authority against such party, or any material loan agreement, indenture, mortgage, bond, note, contract or other agreement or instrument to which such party is a party or by which it is bound, other than as would not reasonably be expected to have a material adverse effect on such party's ability to perform, or its performance of, its obligations hereunder.

                  SECTION 11.2 Assignment. No Company nor the Administrative Agent may assign this Agreement with respect to itself or any or all of the Companies, nor may the Administrative Agent delegate to another the performance of the Services with respect to any or all of the Companies, in each case without the prior written consent of each affected party, which consent shall not be unreasonably withheld or delayed so long as the applicable assignee agrees to be bound by, be subject to and comply with the terms and conditions of this Agreement; provided, however that each Company shall have the right to assign its rights under this Agreement individually, or any two or more Companies shall have the right to assign their rights under this Agreement in the aggregate, for financing purposes. In connection with any financing, the Administrative Agent shall execute a consent to assignment in customary form. Nothing contained herein shall prevent any Company from pledging or mortgaging all or any part of its assets or interests in connection with any financing.

                  SECTION 11.3 Governing Law; Exclusive Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ACTIONS TO ENFORCE OR INTERPRET THIS AGREEMENT OR TO RESOLVE DISPUTES HEREUNDER SHALL BE BROUGHT IN THE UNITED STATES DISTRICT COURT IN NEW YORK, NEW YORK, OR, IF SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH ACTION, IN THE SUPREME COURT OF THE STATE OF NEW YORK IN NEW YORK COUNTY, NEW YORK, WHICH COURTS SHALL HAVE EXCLUSIVE JURISDICTION WITH RESPECT TO SUCH MATTERS. FOR PURPOSES OF THE FOREGOING, COMPANY AND THE ADMINISTRATIVE AGENT EACH HEREBY SUBMITS AND AGREES TO THE JURISDICTION OF SUCH COURTS.

                  SECTION 11.4 Binding Effect. This Agreement and any extension shall inure to the benefit of and be binding upon the Parties and their respective permitted successors and assigns.

                  SECTION 11.5 Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the Administrative Agent and each Company with respect to the subject matter covered hereby and supersedes any and all prior negotiations, representations, agreements or understandings relating hereto. This Agreement may be amended only by a writing signed by a duly authorized representative of each affected party.

                  SECTION 11.6 Waivers. The Administrative Agent and any Company may specifically waive any breach of this Agreement by the other, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designates the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

                  SECTION 11.7 Notices. All notices, requests, offers, reports and other communications required or permitted to be made under this Agreement shall be in writing, and shall be given by first class, registered or certified mail, postage prepaid, or by hand-delivered telegram, or by telex or facsimile. All notices shall be addressed as follows:

                  To Administrative Agent:

                           Calpine Administrative Services Company, Inc. 104 Woodmere Road
                           Folsom, California 95630
                           Attn: General Counsel
                           Facsimile No: (916)995-0505
                           Telephone No: (916)995-5115

                  With a copy to:

                           Calpine Corporation
                           50 West San Fernando Street
                           San Jose, California 95113
                           Attn: General Counsel
                           Facsimile No: (916)995-0505
                           Telephone No: (916)995-5115

                  To CalGen:

                           Calpine Generating Company, LLC
                           c/o Calpine Corporation
                           50 West San Fernando Street
                           San Jose, California 95113
                           Attn: General Counsel
                           Facsimile: (408) 995-0505
                           Telephone: (408)995-5115

                  To Finance Corp.:

                           CalGen Finance Corp.
                           c/o Calpine Corporation
                           50 West San Fernando Street
                           San Jose, California 95113
                           Attn: General Counsel
                           Facsimile: (408) 995-0505
                           Telephone: (408)995-5115

                  and

                           To each Subsidiary at its address set forth on Appendix A attached hereto or, if applicable, a Subsidiary's Joinder;

or at such other address as either party may designate from time to time in writing by like notice to the other party. Notices shall be deemed duly given at the time delivery is received at the address provided for above.

                  SECTION 11.8 No Third Party Benefits. Except with respect to the rights of a lender or trustee (or as to either, its agent) pursuant to an assignment for financing purposes as provided in Section 11.2 and for the rights of Indemnitees under Article 9, this Agreement and each and every provision thereof is for the exclusive benefit of each Company and Administrative Agent and is not for the benefit of any third party.

                  SECTION 11.9 Title to Materials. Title to all materials, equipment, supplies, consumables, spare parts and other items purchased or obtained by the Administrative Agent for a Company on a Reimbursable Expense basis shall pass immediately to and vest in Company upon the passage of title from the vendor or supplier thereof.

                  SECTION 11.10 Partial Invalidity. If any term, provision, covenant, or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, whether in its application to one or more Companies or with respect to this Agreement as a whole, the rest of this Agreement shall remain in full force and effect and in no way be affected, impaired, or invalidated.

                  SECTION 11.11 Headings. The headings herein in this Agreement are for reference only and shall not affect the construction of this Agreement.

                  SECTION 11.12 Counterparts. This Agreement may be executed in counterparts, and any number of counterparts signed in the aggregate by the parties hereto shall constitute a single original document.

                  SECTION 11.13 Separate Agreements. Each Company and the Administrative Agent have agreed that this Agreement applies separately to each Company, as well as to the Companies as a whole. In applying this Agreement, "Company" shall be understood to mean each Company separately, unless the context indicates otherwise (e.g. that all Companies are intended to be included).

                  SECTION 11.14 Specific Performance. Each Company and the Administrative Agent hereby acknowledge that money damages would not be a sufficient remedy for any breach of this Agreement and that irreparable harm would result if this Agreement were not specifically enforced. Therefore, notwithstanding any other provision hereof, the rights and obligations of such Company and the Administrative Agent under this Agreement shall be enforceable by a decree of specific performance issued by any court of competent jurisdiction and appropriate injunctive relief may be applied for and granted in connection therewith. The right of such Company and the Administrative Agent to specific performance hereunder shall be in addition to all other legal or equitable remedies available to such part.

                  IN WITNESS WHEREOF, the parties hereto have caused this Master Administrative Agent Agreement to be executed by their officers or partners thereunto duly authorized as of the day and year first above written.

CALPINE ADMINISTRATIVE SERVICES          CALPINE GENERATING COMPANY, LLC
COMPANY, INC.

By: /s/ Rodney Malcolm                   BY: /s/ Zamir Rauf
    ---------------------------              ----------------------------
    Name : RODNEY MALCOLM                    Name:   ZAMIR RAUF
    Title: Authorized Signatory              Title:  Vice President

CALGEN FINANCE CORP.                     CALGEN EXPANSION COMPANY, LLC

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ---------------------------              ----------------------------
    Name:   ZAMIR RAUF                       Name:   ZAMIR RAUF
    Title:  Vice President                   Title:  Vice President

BAYTOWN ENERGY CENTER, L.P.              CALPINE BAYTOWN ENERGY CENTER, GP, LLC

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ---------------------------              ----------------------------
    Name:   ZAMIR RAUF                       Name:   ZAMIR RAUF
    Title:  Vice President                   Title:  Vice President

CALPINE BAYTOWN ENERGY CENTER LP, LLC    BAYTOWN POWER GP, LLC

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ---------------------------              ----------------------------
    Name:   ZAMIR RAUF                       Name:   ZAMIR RAUF
    Title:  Vice President                   Title:  Vice President

BAYTOWN POWER, LP                        CARVILLE ENERGY, LLC By:.

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ---------------------------              ----------------------------
    Name:   ZAMIR RAUF                       Name:   ZAMIR RAUF
    Title:  Vice President                   Title:  Vice President

CHANNEL ENERGY CENTER, LP                CALPINE CHANNEL ENERGY CENTER GP, LLC

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ---------------------------              ----------------------------
    Name:   ZAMIR RAUF                       Name:   ZAMIR RAUF
    Title:  Vice President                   Title:  Vice President

Signature page to Master Administrative Agent Agreement

CHANNEL POWER GP, LLC                    CHANNEL POWER, LP

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ---------------------------              ----------------------------
    Name:   ZAMIR RAUF                       Name:   ZAMIR RAUF
    Title:  Vice President                   Title:  Vice President

COLUMBIA ENERGY LLC

COLUMBIA ENERGY LLC                      CORPUS CHRISTI COGENERATION, LP

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ---------------------------              ----------------------------
    Name:   ZAMIR RAUF                       Name:   ZAMIR RAUF
    Title:  Vice President                   Title:  Vice President


NUECES BAY ENERGY LLC                    CALPINE NORTHBROOK SOUTHCOAST
                                         INVESTORS, LLC

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ---------------------------              ----------------------------
    Name:   ZAMIR RAUF                       Name:   ZAMIR RAUF
    Title:  Vice President                   Title:  Vice President

CALPINE CORPUS CHRISTI ENERGY GP, LLC    CALPINE CORPUS CHRISTI ENERGY, LP

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ---------------------------              ----------------------------
    Name:   ZAMIR RAUF                       Name:   ZAMIR RAUF
    Title:  Vice President                   Title:  Vice President

DECATUR ENERGY CENTER, LLC               DELTA ENERGY CENTER, LLC

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ---------------------------              ----------------------------
    Name:   ZAMIR RAUF                       Name:   ZAMIR RAUF
    Title:  Vice President                   Title:  Vice President

FREESTONE POWER GENERATION LP            CALPINE FREESTONE, LLC

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ---------------------------              ----------------------------
    Name:   ZAMIR RAUF                       Name:   ZAMIR RAUF
    Title:  Vice President                   Title:  Vice President

CPN FREESTONE, LLC                       CALPINE FREESTONE ENERGY GP, LLC

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ---------------------------              ----------------------------
    Name:   ZAMIR RAUF                       Name:   ZAMIR RAUF
    Title:  Vice President                   Title:  Vice President

Signature page to Master Administrative Agent Agreement

CALPINE FREESTONE ENERGY, LP             CALPINE POWER EQUIPMENT LP

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ---------------------------              ----------------------------
    Name:   ZAMIR RAUF                       Name:   ZAMIR RAUF
    Title:  Vice President                   Title:  Vice President

GOLDENDALE ENERGY CENTER, LLC            LOS MEDANOS ENERGY CENTER, LLC

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ---------------------------              ----------------------------
    Name:   ZAMIR RAUF                       Name:   ZAMIR RAUF
    Title:  Vice President                   Title:  Vice President

MORGAN ENERGY CENTER, LLC                PASTORIA ENERGY FACILITY L.L.C.

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ---------------------------              ----------------------------
    Name:   ZAMIR RAUF                       Name:   ZAMIR RAUF
    Title:  Vice President                   Title:  Vice President

CALPINE PASTORIA HOLDINGS, LLC           CALPINE ONETA POWER, L.P.

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ---------------------------              ----------------------------
    Name:   ZAMIR RAUF                       Name:   ZAMIR RAUF
    Title:  Vice President                   Title:  Vice President

CALPINE ONETA POWER I, LLC               CALPINE ONETA POWER II, LLC

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ---------------------------              ----------------------------
    Name:   ZAMIR RAUF                       Name:   ZAMIR RAUF
    Title:  Vice President                   Title:  Vice President

ZION ENERGY, LLC                         CALGEN EQUIPMENT FINANCE HOLDINGS, LLC

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ---------------------------              ----------------------------
    Name:   ZAMIR RAUF                       Name:   ZAMIR RAUF
    Title:  Vice President                   Title:  Vice President

CALGEN EQUIPMENT FINANCE COMPANY, LLC    CALGEN PROJECT EQUIPMENT FINANCE
                                         COMPANY ONE, LLC

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ---------------------------              ----------------------------
    Name:   ZAMIR RAUF                       Name:   ZAMIR RAUF
    Title:  Vice President                   Title:  Vice President

Signature page to Master Administrative Agent Agreement

CALGEN PROJECT EQUIPMENT FINANCE         CALGEN PROJECT EQUIPMENT FINANCE
COMPANY TWO, LLC                         COMPANY THREE, LLC

By: /s/ Zamir Rauf                       By: /s/ Zamir Rauf
    ---------------------------              ----------------------------
    Name:   ZAMIR RAUF                       Name:   ZAMIR RAUF
    Title:  Vice President                   Title:  Vice President

Signature page to Master Administrative Agent Agreement

                                   APPENDIX A

                                  SUBSIDIARIES

CALGEN EXPANSION COMPANY, LLC, a Delaware limited liability company

Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408)995-0505
           Telephone: (408)995-5115

BAYTOWN ENERGY CENTER, LP, a Delaware limited partnership
Facility Owner
Address:          8605 FM 1405
                  Baytown, Texas 77520
                  Telephone: (281)303-4200

Description:      The Baytown facility is a nominal 742 MW natural gas-fired combined cycle generating facility with an estimated peak capacity of 830 MW. The facility consists of three Siemens combustion turbines and three Nooter Eriksen heat recovery steam generators which supply steam to a single Toshiba steam turbine. The facility supplies power and steam to Bayer
                  Corporation.

CALPINE BAYTOWN ENERGY CENTER GP, LLC, a Delaware limited liability company

Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408) 995-0505
           Telephone: (408) 995-5115

CALPINE BAYTOWN ENERGY CENTER LP, LLC, a Delaware limited liability company

Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408) 995-0505
           Telephone: (408)995-5115

BAYTOWN POWER GP, LLC, a Delaware limited liability company

Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile; (408) 995-0505
           Telephone: (408)995-5115

BAYTOWN POWER, LP, a Delaware limited partnership

Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408)995-0505
           Telephone: (408)995-5115

CARVILLE ENERGY LLC, a Delaware limited liability company
Facility Owner

 Address:         4322 LA Highway 30
                  Saint Gabriel, Louisiana 70776
                  Telephone: (225)642-8993

Description:      The Carville facility is a nominal 455 MW natural gas-fired combined cycle generating facility with an approximate peak capacity of 531 MW. The facility consists of two General
                  Electric combustion turbines and two Alstom heat recovery steam generators which supply steam to a single Alstom steam turbine. The facility supplies steam to Cos-Mar Corporation.

CHANNEL ENERGY CENTER, LP, a Delaware limited partnership
Facility Owner

Address:          12000 Lawndale Street, LCR Gate 5
                  Pasadena, Texas 77017
                  Telephone: (713)456-1300

Description:      The Channel facility is a nominal 527 MW natural gas-fired combined cycle generating facility. The facility consists of two Siemens combustion turbines and two Nooter Eriksen heat recovery steam generators which supply steam to a single
                  Toshiba steam turbine. The facility supplies power and steam to Lyondell-CITGO Refining, L.P.

CALPINE CHANNEL ENERGY CENTER GP, LLC, a Delaware limited liability company

Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408) 995-0505
           Telephone: (408)995-5115

CALPINE CHANNEL ENERGY CENTER LP, LLC, a Delaware limited liability company
Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408) 995-0505
           Telephone: (408)995-5115

CHANNEL POWER GP, LLC, a Delaware limited liability company

Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408) 995-0505
           Telephone: (408)995-5115

CHANNEL POWER, LP, a Delaware limited partnership

Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408) 995-0505
           Telephone: (408)995-5115

COLUMBIA ENERGY LLC, a Delaware limited liability company
Facility Owner

Address:          100 Calpine Way
                  Gaston, South Carolina 29053
                  Telephone: (803) 739-4940

Description:      The Columbia facility is a nominal 464 MW natural gas-fired combined cycle generating facility with an approximate peak capacity of 641 MW. The facility consists of two General
                  Electric combustion turbines and two Nooter Eriksen heat recovery steam generators which supply steam to a single
                  Toshiba steam turbine. The facility supplies steam to Eastman Chemical Company.

CORPUS CHRISTI COGENERATION LP, a Delaware limited partnership
Facility Owner

Address:          3852 Buddy Lawrence Drive
                  Corpus Christi, Texas 78407
                  Telephone: (361) 696-7700

Description:      The Corpus Christi facility is a nominal 414 MW natural
                  gas-fired combined cycle generating facility with an approximate peak capacity of 537 MW. The facility consists of two General Electric combustion turbines and two Alstom heat recovery steam generators which supply steam to a single
                  Alstom steam turbine. The facility supplies power and steam to CITGO Refining and Chemicals, L.P., Elementis Chrominum, L.P.
                  and Flint Hills Resources, L.P.

NUECES BAY ENERGY LLC, a Delaware limited liability company

Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408) 995-0505
           Telephone: (408)995-5115

CALPINE NORTHBROOK SOUTHCOAST INVESTORS, LLC, a Delaware limited liability company

Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408) 995-0505
           Telephone: (408)995-5115

CALPINE CORPUS CHRISTI ENERGY GP, LLC, a Delaware limited liability company

Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408) 995-0505
           Telephone: (408)995-5115

CALPINE CORPUS CHRISTI ENERGY, LP, a Delaware limited partnership

Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408) 995-0505
           Telephone: (408)995-5115

DECATUR ENERGY CENTER, LLC, a Delaware limited liability company
Facility Owner

Address:          2024 Highway 20 West
                  Decatur, Alabama 35601
                  Telephone: (256)301-6500

Description:      The Decatur facility is a nominal 692 MW natural gas-fired combined cycle generating facility with an approximate peak capacity of 838 MW. The facility consists of three Siemens combustion turbines and three Nooter Eriksen heat recovery steam generators which supply steam to a single Toshiba steam turbine. The facility supplies steam to Solutia Inc.

DELTA ENERGY CENTER, LLC, a Delaware limited liability company
Facility Owner

Address:          1200 Darcy Lane
                  Pittsburg, California 94565
                  Telephone: (925)756-0789

Description:      The Delta facility is a nominal 799 MW natural gas-fired
                  combined cycle generating facility with an estimated peak capacity of 882 MW. The facility consists of three Siemens combustion turbines and three Deltak heat recovery steam generators which supply steam to a single Toshiba steam turbine.

FREESTONE POWER GENERATION LP, a Texas limited partnership
Facility Owner

Address:          1366 FM 488
                  Fairfield, Texas 75840
                  Telephone: (903) 389-1400

Description:      The Freestone facility is a nominal 1,022 MW natural gas-fired combined cycle generating facility with an approximate peak capacity of 1,022 MW. The facility consists of four General
                  Electric combustion turbines and four Nooter Eriksen heat recovery steam generators which supply steam to two General
                  Electric steam turbines.

CALPINE FREESTONE, LLC, a Delaware limited liability company

Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San lose, California 95113
           Attn: General Counsel
           Facsimile: (408)995-0505
           Telephone: (408)995-5115

CPN FREESTONE, LLC, a Delaware limited liability company

Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408)995-0505
           Telephone: (408)995-5115

CALPINE FREESTONE ENERGY GP, LLC, a Delaware limited liability company
Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408)995-0505
           Telephone: (408)995-5115

CALPINE FREESTONE ENERGY, LP, a Delaware limited partnership
Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408)995-0505
           Telephone: (408)995-5115

CALPINE POWER EQUIPMENT LP, a Texas limited partnership
Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408)995-0505
           Telephone: (408)995-5115

GOLDENDALE ENERGY CENTER, LLC
Facility Owner
Address:          600 Industrial Park Way
                  Goldendale, Washington 98620
                  Telephone: (509)773-0380

Description:      The Goldendale facility will be a nominal 237 MW natural
                  gas-fired combined cycle power generating facility with an estimated peak capacity of 271 MW. The facility will consist of a single General Electric combustion turbine and a Hitachi heat recoversy steam generator which supplies steam to a single Hitachi steam turbine.

LOS MEDANOS ENERGY CENTER, LLC, a Delaware limited liability company Facility Owner
Address:   750 East Third Street
           Pittsburg, California 94565
           Telephone: (925)473-2180

Description:      The Los Medanos facility is a nominal 497 MW natural gas-fired combined cycle generating facility with an estimated peak capacity of 566 MW. The facility consists of two General
                  Electric combustion turbines and two Nooter Eriksen heat recovery steam generators which supply steam to a single
                  General Electric steam turbine. The facility supplies power and steam to USS-POSCO Industries and may supply power to Dow
                  Chemical Company.

MORGAN ENERGY CENTER, LLC, a Delaware limited liability company
Facility Owner
Address:          1410 Red Hat Road
                  Decatur, Alabama 35601
                  Telephone: (256)308-3300

Description:      The Morgan facility is a nominal 722 MW natural gas-fired
                  combined cycle generating facility with an approximate peak capacity of 852 MW. The facility consists of three Siemens combustion turbines and three Nooter Eriksen heat recovery steam generators which supply steam to two Toshiba steam turbines. The facility supplies steam to BP Amoco Chemical
                  Company.

PASTORIA ENERGY FACILITY L.L.C., a Delaware limited liability company Facility Owner
Address:          39789 Edmonston Pumping Plant Road
                  Lebec, California 93243
                  Telephone: (661)654-8000

Description:      The Pastoria facility will be a nominal 759 MW natural
                  gas-fired combined cycle generating facility with an estimated peak capacity of 769 MW. The facility is being constructed in two phases. Phase 1 consists of a single General Electric combustion turbine and a Nooter Eriksen heat recovery steam generator which supplies a single General Electric steam turbine. Phase 2 consists of two General Electric combustion turbines and two Nooter Eriksen heat recovery steam generators which supply a single General Electric steam turbine.

CALPINE PASTORIA HOLDINGS, LLC, a Delaware limited liability company
Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408)995-0505
           Telephone: (408)995-5115

CAIPINE ONETA POWER, L.P., a Delaware limited partnership
Facility Owner
Address:          25142 East 105th Street South
                  Broken Arrow, Oklahoma 74014
                  Telephone: (918)486-1800

Description:      The Oneta facility is a nominal 994 MW natural gas-fired
                  combined cycle generating facility with an approximate peak capacity of 994 MW. The facility consists of four General
                  Electric combustion turbines and four Nooter Eriksen heat recovery steam generators which supply steam to two Toshiba steam turbines.

CALPINE ONETA POWER I, LLC, a Delaware limited liability company
Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408)995-0505
           Telephone: (408)995-5115

CALPINE ONETA POWER II, LLC, a Delaware limited liability company
Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408)995-0505
           Telephone: (408)995-5115

ZION ENERGY LLC, a Delaware limited liability company
Facility Owner
Address:          5701 Ninth Street
                  Zion, Illinois 60099
                  Telephone: (847)731-6250

Description:      The Zion facility is a nominal 513 MW simple cycle peaking facility with an estimated peak capacity of 513 MW. The facility consists of three General Electric combustion turbines. The facility generally runs on natural gas, but is capable of running on oil.

CALGEN EQUIPMENT FINANCE HOLDINGS, LLC, a Delaware limited liability company
Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408) 995-0505
           Telephone: (408)995-5115

CALGEN EQUIPMENT FINANCE COMPANY, LLC, a Delaware limited liability company
Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408)995-0505
           Telephone: (408)995-5115

CALGEN PROJECT EQUIPMENT FINANCE COMPANY ONE, LLC, a Delaware limited liability company
Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408)995-0505
           Telephone: (408)995-5115

CALGEN PROJECT EQUIPMENT FINANCE COMPANY TWO, LLC, a Delaware limited liability company
Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408)995-0505
           Telephone: (408)995-5115

CALGEN PROJECT EQUIPMENT FINANCE COMPANY THREE, LLC, a delaware limited liability company
Address:   c/o Calpine Corporation
           50 West San Fernando Street
           San Jose, California 95113
           Attn: General Counsel
           Facsimile: (408)995-0505
           Telephone: (408)995-5115

                                   APPENDIX B

                                 FORM OF JOINDER

                                JOINDER AGREEMENT

                  This JOINDER AGREEMENT (the "Joinder"), dated as of_____________, 200__, is entered into by and among CALPINE GENERATING COMPANY, LLC, a Delaware limited liability company ("CalGen"),__________________________, a_____________________ (the "Additional Subsidiary", and CALPINE ADMINISTRATIVE SERVICES COMPANY, INC., a Delaware corporation, as the administrative agent (the "Administrative Agent").

                                    RECITALS

                  WHEREAS, the Additional Subsidiary is a direct or indirect, wholly-owned subsidiary of CalGen[, and is the direct or indirect owner of a gas-fired simple- or combined-cycle electric generation facility (an "Additional Facility"): and

                  WHEREAS, in accordance with the terms of the Master Administration Services Agreement, dated as of March 23, 2004 (the "Administrative Services Agreement"), among CalGen, CalGen Finance Corp. ("Finance Corp."). the direct or indirect, wholly-owned subsidiaries of CalGen from time to time party thereto (each a "Subsidiary" and, together with CalGen and Finance Corp., the "Companies") and the Administrative Agent, the Additional Subsidiary desires to join in and become a "Subsidiary" under the Administrative Services Agreement;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other valuable consideration, the parties hereto agree as follows:

                                     JOINDER

                  1. As of the date hereof, the Additional Subsidiary is hereby joins in the Administrative Services Agreement as a Subsidiary thereunder, and in furtherance thereof, the Additional Subsidiary expressly agrees:

                  a. to be bound by all of the terms and provisions of the Administrative Services Agreement as though the Additional Subsidiary were an original party thereto and were included in the definition of Subsidiary as used therein for all purposes thereunder; and

                 [b.       the Additional Facility shall be included in the
         definition of Facility as used in the Administrative Services Agreement for all purposes thereunder.]

The Additional Subsidiary acknowledges receipt of a copy of the Administrative Services Agreement. The Additional Subsidiary agrees and acknowledges that it has read the Administrative Services Agreement and understands that by signing this document, it shall assume all of the duties and obligations of a Subsidiary thereunder.

                  2. Information Regarding Additional Facility. In accordance with the Administrative Services Agreement, the Additional Subsidiary is providing the following information regarding the Additional Facility:

                  a.       Address of Facility. [PROVIDE ADDRESS]

         The Additional Subsidiary agrees that such address is its address for the receipt of notices under the Administrative Services Agreement.

                  b.       Description of Facility. [PROVIDE DESCRIPTION]

                  3. Representations and Warranties. The Additional Subsidiary hereby represents and warrants (a) it has the full power and authority to execute, deliver and perform this Joinder and to carry out the transactions contemplated hereby, (b) the execution and delivery by it of this Joinder and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite corporate or other action, and this Joinder has been duly executed and delivered by it, is enforceable against it in accordance with the terms hereof, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditor's rights generally and to general principles of equity; (c) no authorization, consent, approval or order of, notice to, or registration, qualification, declaration or filing with, any governmental authority, is required for the execution, delivery and performance by it of this Joinder or the consummation by it of the material transactions contemplated hereby, other than regulatory and similar approvals needed for the operation of the Additional Facility, as applicable, and (d) none of the execution, delivery and performance by it of this Joinder, the compliance with the terms and provisions hereof, and the consummation of the transactions contemplated hereby, conflicts or will conflict with or result in a breach or violation of any of the terms, conditions, or provisions of any law, governmental rule or regulation or the charter or certificate of formation, as amended, or bylaws, as amended, of such party or any applicable order, writ, injunction, judgment, or degree of any court or governmental authority against such party, or any material loan agreement, indenture, mortgage, bond, note, contract or other agreement or instrument to which it is a party or by which it is bound, other than as would not reasonably be expected to have a material adverse effect on its ability to perform, or its performance of, its obligations hereunder.

                  4. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Administrative Services Agreement.

                  5. Governing Law. THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  6. Counterparts. This Agreement may be executed in counterparts, and any number of counterparts signed in the aggregate by the parties hereto shall constitute a single original document.

                  IN WITNESS WHEREOF, the parties hereto have caused this Master Administrative Agent Agreement to be executed by their officers or partners thereunto duly authorized as of the day and year first above written.

[CALPINE ADMINISTRATIVE SERVICES               CALPINE GENERATING COMPANY, LLC
COMPANY, INC.,]

 By:_____________________________              By:______________________________
    Name:                                         Name:
    Title:                                        Title:

[ADDITIONAL SUBSIDIARY]

BY:_____________________________
   Name:
   Title:

                                       3